UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2014

VANDA PHARMACEUTICALS INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34186	03-0491827
(Commission File No.)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue NW

Suite 300E

Washington, DC 20037

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (202) 734-3400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2014, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Vanda Pharmaceuticals Inc. (the “Company”) awarded 2014 annual bonuses and equity incentive awards to and approved 2015 annual base salaries and 2015 bonus target amounts for the Company’s named executive officers. Prior to approving the foregoing, the Compensation Committee reviewed an analysis of the Company’s executive compensation compared to the Company’s peer group conducted by Towers Watson, a compensation consultant engaged by the Compensation Committee.

The Compensation Committee awarded bonuses for performance for the twelve-month period ending December 31, 2014, in the amounts set forth opposite the names of the executive officers listed below.

Name	Position	2014 Bonus
Mihael Polymeropoulos, M.D.	President and Chief Executive Officer	$435,000
Paolo Baroldi, M.D.	Senior Vice President and Chief Medical Officer	$180,000
James Kelly	Senior Vice President, Chief Financial Officer	$180,000

The Compensation Committee approved 2015 annual base salaries and 2015 bonus target amounts for the twelve-month period ending December 31, 2015, in the amounts set forth opposite the names of the executive officers listed below.

Name	Position	2015 Base Salary	2015 Target Bonus
Mihael Polymeropoulos, M.D.	President and Chief Executive Officer	$600,000	60% of 2015 Base Salary
Paolo Baroldi, M.D.	Senior Vice President and Chief Medical Officer	$375,000	40% of 2015 Base Salary
James Kelly	Senior Vice President, Chief Financial Officer	$375,000	40% of 2015 Base Salary

In addition, the Compensation Committee granted (i) options to purchase shares of the Company’s common stock at an exercise price equal to $12.27 per share, the closing price of the Company’s common stock on the Nasdaq Global Market on December 4, 2014, and (ii) restricted stock unit (“RSU”) awards under the Company’s 2006 Equity Incentive Plan to its executive officers in the amounts set forth opposite the names of the executive officers listed below. The options will vest in equal monthly installments over a period of four years from the date of the grant. The RSUs will vest in four equal annual installments beginning on January 1, 2016.

Name	Position	Number of Shares Underlying Option Grant	Number of Shares Underlying RSU Award
Mihael Polymeropoulos, M.D.	President and Chief Executive Officer	150,000	50,000
Paolo Baroldi, M.D.	Senior Vice President and Chief Medical Officer	60,000	20,000
James Kelly	Senior Vice President, Chief Financial Officer	60,000	20,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANDA PHARMACEUTICALS INC.

By:	/s/ James P. Kelly
Name:	James P. Kelly
Title:	Senior Vice President, Chief Financial Officer, Secretary, and Treasurer

Dated: December 5, 2014